QuantX Risk Managed Multi-Asset Income ETF

QXMI

a series of Northern Lights Fund Trust IV

Supplement dated March 24, 2017

to the Prospectus dated January 20, 2017

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•	The following replaces the first sentence in the second paragraph in the Prospectus under the section DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Ordinarily, dividends from net investment income, if any, are declared and paid annually by QuantX Risk Managed Growth ETF, QuantX Risk Managed Real Return ETF, QuantX Risk Managed Multi-Asset Total Return ETF, QuantX Dynamic Beta US Equity ETF and quarterly by QuantX Risk Managed Multi-Asset Income ETF.

•	The following replaces the first sentence in the Prospectus under the section Taxes on Distributions.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid annually by QuantX Risk Managed Growth ETF, QuantX Risk Managed Real Return ETF, QuantX Risk Managed Multi-Asset Total Return ETF, QuantX Dynamic Beta US Equity ETF and quarterly by QuantX Risk Managed Multi-Asset Income ETF.

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This Supplement, and the Prospectus and Statement of Additional Information, both dated January 20, 2017, each provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All these documents are available upon request and without charge by calling the Fund at 1-866-270-0300.

Please retain this Supplement for future reference